                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL
                              TECH DATA CORPORATION

                                OFFER TO EXCHANGE
                2.0% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2021
                           FOR ANY AND ALL OUTSTANDING
                2.0% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2021
                     (CUSIP Numbers 878237AB2 and 878237AC0)
               PURSUANT TO THE PROSPECTUS DATED NOVEMBER 16, 2004

        THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT,
   NEW YORK CITY TIME, ON DECEMBER 14, 2004, UNLESS EXTENDED (THE "EXPIRATION
           DATE"). TENDERS MAY BE WITHDRAWN UNTIL THE EXPIRATION DATE.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                 J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

    By Facsimile:                                        By Registered or Certified Mail,
   (214) 468-6494                                      Courier, Hand or Overnight Delivery:
Attention: Frank Ivins      For Information:     J.P. Morgan Trust Company, National Association
                             (800) 275-2048                Institutional Trust Services
                                                           2001 Bryan Street, 9th Floor
                                                                 Dallas, Texas 75201
                                                               Attention: Frank Ivins

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      The prospectus, subject to completion, dated November 16, 2004 (the "PROSPECTUS") of Tech Data Corporation ("TECH DATA") and this Letter of Transmittal together constitute Tech Data's offer, referred to as the exchange offer, to exchange an aggregate principal amount of up to $290,000,000 of Tech Data's new 2.0% Convertible Subordinated Debentures due 2021 (the "NEW DEBENTURES") for a like principal amount of Tech Data's currently outstanding 2.0% Convertible Subordinated Debentures due 2021 (the "EXISTING DEBENTURES"). Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus, as it may be amended or supplemented.

      This Letter of Transmittal is to be completed by a holder of Existing Debentures either if (a) certificates for such Existing Debentures are to be forwarded herewith or (b) a tender of Existing Debentures is to be made by book-entry transfer to the account of the exchange agent for the exchange offer at DTC, pursuant to the procedures for tender by book-entry transfer set forth in the Prospectus under the caption, "The Exchange Offer--Procedures for Tendering Existing Debentures--Tender of Existing Debentures Held Through
DTC." Certificates or book-entry confirmation of the transfer of Existing Debentures into the exchange agent's account at DTC, as well as this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents, such as endorsements, bond powers, opinions of counsel, certifications and powers of attorney, if applicable, required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein on or prior to the expiration date. Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Existing Debentures into the exchange agent's account at DTC. The term "agent's message" means a message transmitted to the exchange agent by DTC which states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by the Letter of Transmittal and that Tech Data may enforce the Letter of Transmittal against such holder. The agent's message forms a part of a book-entry transfer.

      If Existing Debentures are tendered pursuant to book-entry procedures, the exchange agent must receive, no later than midnight, New York City time, on the expiration date, book-entry confirmation of the tender of the Existing Debentures into the exchange agent's account at DTC, along with a completed Letter of Transmittal or an agent's message.

      BY CREDITING THE EXISTING DEBENTURES TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND BY COMPLYING WITH THE APPLICABLE PROCEDURES OF DTC'S AUTOMATED TENDER OFFER PROGRAM, OR ATOP, WITH RESPECT TO THE TENDER OF

THE EXISTING DEBENTURES, INCLUDING BY THE TRANSMISSION OF AN AGENT'S MESSAGE, THE HOLDER OF EXISTING DEBENTURES ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL, AND THE PARTICIPANT IN DTC CONFIRMS ON BEHALF OF ITSELF AND THE BENEFICIAL OWNERS OF SUCH EXISTING DEBENTURES THAT ALL PROVISIONS OF THIS LETTER OF TRANSMITTAL ARE APPLICABLE TO IT AND SUCH BENEFICIAL OWNERS AS FULLY AS IF SUCH PARTICIPANT AND EACH SUCH BENEFICIAL OWNER HAD PROVIDED THE INFORMATION REQUIRED HEREIN AND EXECUTED THIS LETTER OF TRANSMITTAL AND TRANSMITTED IT TO THE EXCHANGE AGENT.

      Holders of Existing Debentures whose certificates for such Existing Debentures are not immediately available or who are unlikely to be able to deliver all required documents to the exchange agent on or prior to the expiration date or who cannot complete a book-entry transfer on a timely basis may tender their Existing Debentures according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

      DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

                   [Balance of page intentionally left blank.]

      List below the Existing Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Debentures should be listed on a separate, signed schedule affixed hereto.

                       DESCRIPTION OF EXISTING DEBENTURES

                                             EXISTING        PRINCIPAL
                                            DEBENTURES       AMOUNT OF       PRINCIPAL
NAME(S) AND ADDRESS(ES) OF REGISTERED       CERTIFICATE       EXISTING         AMOUNT
HOLDER(S) (PLEASE FILL IN, IF BLANK)         NUMBER(S)*      DEBENTURES      TENDERED**
-----------------------------------          ----------      ----------      ----------
                                            -----------      ----------      ----------
                                            -----------      ----------      ----------
                                            -----------      ----------      ----------
                                            -----------      ----------      ----------
                                            -----------      ----------      ----------
                                             TOTAL:          ----------      ----------

* Need not be completed if Existing Debentures are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Existing Debentures represented by the Existing Debentures indicated in this column. See Instruction 4. Existing Debentures tendered hereby must be in denominations of $1,000 or any integral multiple thereof.

[ ] CHECK HERE IF TENDERED EXISTING DEBENTURES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution ____________________________________________

      DTC Account Number _______________________________________________________

      Transaction Code Number __________________________________________________

[ ]   CHECK HERE IF TENDERED EXISTING DEBENTURES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED EXISTING DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):

      Name(s) of Registered Holder(s) __________________________________________

      Window Ticket Number (if any) ____________________________________________

      Date of Execution of Notice of Guaranteed Delivery _______________________

      Name of Eligible Institution which Guaranteed Delivery ___________________

      If Guaranteed Delivery is to be Made by Book-Entry Transfer:
      Name of Tendering Institution ____________________________________________

      DTC Account Number _______________________________________________________

      Transaction Code Number __________________________________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.*

      Name: ____________________________________________________________________

      Address: _________________________________________________________________

* You are entitled to as many copies as you reasonably believe necessary. If you require more than 10 copies, please indicate the total number required in the following space: _______________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

      The undersigned hereby tenders to Tech Data the principal amount of Existing Debentures indicated above, upon the terms and subject to the conditions of the exchange offer. Subject to and effective upon the acceptance for exchange of all or any portion of the Existing Debentures tendered herewith in accordance with the terms and conditions of the exchange offer, including, if the exchange offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of Tech Data all right, title and interest in and to such Existing Debentures.

      The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact (with full knowledge that the exchange agent is also acting as agent of Tech Data in connection with the exchange offer and as trustee under the indenture governing the Existing Debentures and the New Debentures) with respect to the tendered Existing Debentures, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates representing such Existing Debentures, together with all accompanying evidences of transfer and authenticity, to or upon the order of Tech Data upon receipt by the exchange agent, as the undersigned's agent, of the New Debentures to be issued in exchange for such Existing Debentures; (2) present certificates for such Existing Debentures for transfer and to transfer the Existing Debentures on the books of Tech Data; and (3) receive for the account of Tech Data all benefits and otherwise exercise all rights of beneficial ownership of such Existing Debentures, all in accordance with the terms and conditions of the exchange offer.

      The undersigned hereby represents and warrants that: (1) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Existing Debentures tendered hereby; (2) Tech Data will acquire good, marketable and unencumbered title to the tendered Existing Debentures, free and clear of all liens, restrictions, charges and other encumbrances; and (3) the Existing Debentures tendered hereby are not subject to any adverse claims or proxies. The undersigned warrants and agrees that the undersigned will, upon request, execute and deliver any additional documents requested by Tech Data or the exchange agent to complete the exchange, sale, assignment and transfer of the Existing Debentures tendered hereby. The undersigned agrees to all of the terms and conditions of the exchange offer.

      The name(s) and address(es) of the registered holder(s) of the Existing Debentures tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Existing Debentures. The certificate number(s) and the Existing Debentures that the undersigned wishes to tender should be indicated in the appropriate boxes above.

      If any tendered Existing Debentures are not exchanged pursuant to the exchange offer for any reason, or if certificates are submitted for more Existing Debentures than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered Existing Debentures will be returned, or, in the case of Existing Debentures tendered by book-entry transfer, such Existing Debentures will be credited to an account maintained at DTC, without expense to the tendering holder, promptly following the expiration or termination of the exchange offer.

      The undersigned understands that tenders of Existing Debentures pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Existing Debentures" in the Prospectus and in the instructions attached hereto will, upon Tech Data's acceptance for exchange of such tendered Existing Debentures, constitute a binding agreement between the undersigned and Tech Data upon the terms and subject to the conditions of the exchange offer set forth in the Prospectus and this Letter of Transmittal and that the tendering holder will be deemed to have waived the right to receive any payment in respect of interest or otherwise on such Existing Debentures accrued up to the date of issuance of the New Debentures. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Tech Data may not be required to accept for exchange any of the Existing Debentures tendered hereby.

      Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Debentures be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Existing Debentures, that such New Debentures be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Existing Debentures not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Existing Debentures, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that the New Debentures be delivered to the undersigned at the address shown below the undersigned's signature. The undersigned recognizes that Tech Data has no obligation pursuant to "Special Delivery Instructions" to transfer any Existing Debentures from a registered holder thereof if Tech Data does not accept for exchange any of the principal amount of such Existing Debentures so tendered.

      By tendering Existing Debentures and executing this Letter of Transmittal, the undersigned, if not a participating broker-dealer, as defined below, hereby represents that (1) the New Debentures acquired in the exchange offer are being obtained in the ordinary course of business of the person receiving the New Debentures, whether or not that person is the holder; (2) neither the holder nor any other person receiving the New Debentures is engaged in, intends to engage in or has an arrangement or understanding with any person to participate in a "distribution" (as defined under the Securities Act) of the New Debentures; and
(3) neither the holder nor any other person receiving the New Debentures is an "affiliate" (as defined under the Securities Act) of Tech Data.

      If the holder or other person is an "affiliate" of Tech Data or is engaged in, intends to engage in or has an arrangement or understanding with any person to participate in a "distribution," the holder or such other person, as the case may be, hereby represents and agrees that it may not rely on the applicable interpretations of the staff of the SEC and that it will comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

      All authority conferred or agreed to be conferred herein and every obligation of the undersigned under this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus under the caption "The Exchange Offer--Withdrawal Rights," this tender is irrevocable.

      The undersigned, by completing the box entitled "Description of Existing Debentures" above and signing this Letter of Transmittal, will be deemed to have tendered the Existing Debentures as set forth in such box.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                           (SEE INSTRUCTIONS 2 AND 6)

                                PLEASE SIGN HERE
                 (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 13
                       OR A FORM W-8; SEE INSTRUCTION 10)

                            SIGNATURE(S) OF HOLDER(S)

Date: __________________________________________________________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Existing Debentures tendered or on a security position listing or by person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.)

Name(s): _______________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________

Area Code and Telephone No.: ___________________________________________________

Taxpayer Identification Number of Holder: ______________________________________

                            GUARANTEE OF SIGNATURE(S)
                               (SEE INSTRUCTION 2)

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Title: _________________________________________________________________________

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________

         _______________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.: ___________________________________________________

Date: __________________________________________________________________________

                          SPECIAL ISSUANCE INSTRUCTIONS
                        (SIGNATURE GUARANTEE REQUIRED--
                          SEE INSTRUCTIONS 2, 7 AND 14)

      TO BE COMPLETED ONLY if New Debentures or Existing Debentures not tendered or not accepted are to be issued in the name of someone other than the registered holder(s) of the Existing Debentures whose signature(s) appear(s) above, or if Existing Debentures delivered by book-entry transfer and not accepted for exchange are to be returned for credit to an account maintained at DTC other than the account indicated above.

Issue (check appropriate box(es))

[ ] Existing Debentures to:

[ ] New Debentures to:

Name __________________________________________________
                  (PLEASE PRINT)

Address _______________________________________________

        _______________________________________________

        _______________________________________________
                       (INCLUDE ZIP CODE)

        _______________________________________________
                  TAXPAYER IDENTIFICATION NUMBER

[ ] Credit unaccepted Existing Debentures tendered by book-entry transfer to the following account at DTC:

                          SPECIAL DELIVERY INSTRUCTIONS
                        (SIGNATURE GUARANTEE REQUIRED--
                          SEE INSTRUCTIONS 2, 7 AND 14)

      TO BE COMPLETED ONLY if New Debentures or Existing Debentures not tendered or not accepted are to be sent to someone other than the registered holder(s) of the Existing Debentures whose signature(s) appear(s) above, or to such registered holder at an address other than that shown above.

Deliver (check appropriate box(es))

[ ] Existing Debentures to:

[ ] New Debentures to:

Name ________________________________________
                      (PLEASE PRINT)

Address _____________________________________

        _____________________________________

        _____________________________________
                 (INCLUDE ZIP CODE)

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

      This Letter of Transmittal is to be completed by a holder of Existing Debentures to tender such holder's Existing Debentures either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Existing Debentures--Tender of Existing Debentures Held through DTC" and an agent's message, as defined on page 1 hereof, is not delivered. Certificates or book-entry confirmation of transfer of Existing Debentures into the exchange agent's account at DTC, as well as this Letter of Transmittal or a facsimile hereof, properly completed and duly executed, with any required signature guarantees, and any other documents, such as endorsements, bond powers, opinions of counsel, certifications and powers of attorney, if applicable, required by this Letter of Transmittal, must be received by the exchange agent at its address set forth herein on or prior to the expiration date. If the tender of Existing Debentures is effected in accordance with applicable ATOP procedures for book-entry transfer, an agent's message may be transmitted to the exchange agent in lieu of an executed Letter of Transmittal. Existing Debentures may be tendered in whole or in part in integral multiples of $1,000.

      For purposes of the exchange offer, the term "HOLDER" includes any participant in DTC named in a securities position listing as a holder of Existing Debentures. Only a holder of record may tender Existing Debentures in the exchange offer. Any beneficial owner of Existing Debentures who wishes to tender some or all of such Existing Debentures should arrange with DTC, a DTC participant or the record owner of such Existing Debentures to execute and deliver this Letter of Transmittal or to send an electronic instruction effecting a book-entry transfer on his or her behalf. See Instruction 6.

      Holders who wish to tender their Existing Debentures and (i) whose certificates for the Existing Debentures are not immediately available or for whom all required documents are unlikely to reach the exchange agent on or prior to the expiration date; or (ii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Existing Debentures by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." Pursuant to such procedures: (i) such tender must be made by or through an eligible institution; (ii) a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by Tech Data, must be received by the exchange agent on or prior to the expiration date; and (iii) the certificates for the Existing Debentures, or a book-entry confirmation, together with a properly completed and duly executed Letter of Transmittal or a facsimile hereof, or an agent's message in lieu thereof, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the exchange agent within three trading days on The Nasdaq National Market after the date of execution of such notice of guaranteed delivery for all such tendered Existing Debentures, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

      The notice of guaranteed delivery may be delivered by hand, facsimile, mail or overnight delivery to the exchange agent, and must include a guarantee by an eligible institution in the form set forth in such notice of guaranteed delivery. For Existing Debentures to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a notice of guaranteed delivery on or prior to the expiration date. As used herein, "ELIGIBLE INSTITUTION" means a firm or other entity which is identified as an "Eligible Guarantor Institution" in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including: a bank; a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings association.

      THE METHOD OF DELIVERY OF CERTIFICATES FOR THE EXISTING DEBENTURES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND SOLE RISK OF THE TENDERING HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE. NO LETTERS OF TRANSMITTAL OR EXISTING DEBENTURES SHOULD BE SENT DIRECTLY TO TECH DATA. DELIVERY IS COMPLETE WHEN THE EXCHANGE AGENT ACTUALLY RECEIVES THE ITEMS TO BE DELIVERED. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH DTC'S PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      Tech Data will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal or a facsimile hereof or by causing the transmission of an agent's message, waives any right to receive any notice of the acceptance of such tender.

      2. GUARANTEE OF SIGNATURES.

      No signature guarantee on this Letter of Transmittal is required if:

            a. Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Existing Debentures) of Existing Debentures tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

            b. such Existing Debentures are tendered for the account of a firm that is an eligible institution.

In all other cases, an eligible institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 6.

      3. INADEQUATE SPACE.

      If the space provided in the box captioned "Description of Existing Debentures" is inadequate, the certificate number(s), the type of Existing Debenture, and/or the principal amount of Existing Debentures and any other required information should be listed on a separate, signed schedule which is attached to this Letter of Transmittal.

      4. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

      If less than all the Existing Debentures evidenced by any certificate submitted are to be tendered, fill in the principal amount of Existing Debentures which are to be tendered in the "Principal Amount Tendered" column of the box entitled "Description of Existing Debentures" on page 3 of this Letter of Transmittal. In such case, new certificate(s) for the remainder of the Existing Debentures that were evidenced by old certificate(s) will be sent only to the holder of the Existing Debentures as promptly as practicable after the expiration date. All Existing Debentures represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. Tender of Existing Debentures will be accepted only in integral multiples of $1,000.

      5. WITHDRAWAL RIGHTS.

      Except as otherwise provided herein, tenders of Existing Debentures may be withdrawn at any time on or prior to the expiration date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the exchange agent at its address set forth above and in the Prospectus on or prior to the expiration date. Any such notice of withdrawal must specify the name of the person who tendered the Existing Debentures to be withdrawn, identify the Existing Debentures to be withdrawn, including the total principal amount of Existing Debentures to be withdrawn, and where certificates for Existing Debentures are transmitted, the name of the registered holder of the Existing Debentures, if different from that of the person withdrawing such Existing Debentures. If certificates for the Existing Debentures have been delivered or otherwise identified to the exchange agent, then the tendering holder must submit the serial numbers of the Existing Debentures to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of Existing Debentures tendered for the account of an eligible institution. If Existing Debentures have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Existing Debentures--Tender of Existing Debentures Held Through DTC," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Existing Debentures and the notice of withdrawal must be delivered to the exchange agent. Withdrawals of tenders of Existing Debentures may not be rescinded; however, Existing Debentures properly withdrawn may again be tendered at any time on or prior to the expiration date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Existing Debentures."

      All questions regarding the form of withdrawal, validity, eligibility, including time of receipt, and acceptance of withdrawal notices will be determined by Tech Data, in its sole discretion, which determination of such questions and interpretation of the terms and conditions of the exchange offer will be final and binding on all parties. Neither Tech Data, any of its affiliates or assigns, the exchange agent nor any other person is under any obligation to give notice of any irregularities in any notice of withdrawal, nor will they be liable for failing to give any such notice.

      Withdrawn Existing Debentures will be returned to the holder after withdrawal. Existing Debentures tendered by book-entry transfer through DTC that are withdrawn will be credited to an account maintained with DTC. The Existing Debentures will be returned or credited to the account maintained at DTC promptly after withdrawal. Any Existing Debentures which have been tendered for exchange but which are withdrawn will be returned to the holder thereof without cost to such holder.

      6. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS.

      If this Letter of Transmittal is signed by the registered holder(s) of the Existing Debentures tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

      If any Existing Debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any tendered Existing Debentures are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal or facsimiles hereof as there are different registrations of certificates.

      If this Letter of Transmittal, any certificates or bond powers or any other document required by the Letter of Transmittal are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by Tech Data, must submit proper evidence satisfactory to Tech Data, in its sole discretion, of each such person's authority so to act.

      When this Letter of Transmittal is signed by the registered owner(s) of the Existing Debentures listed and transmitted hereby, no endorsement(s) of certificate(s) or separate bond power(s) are required unless New Debentures are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an eligible institution.

      If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Existing Debentures listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as Tech Data or the trustee under the indenture may require in accordance with the restrictions on transfer applicable to the Existing Debentures. Signatures on such certificates or bond powers must be guaranteed by an eligible institution.

      7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

      If New Debentures are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Debentures are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the U.S. taxpayer identification number of the person named must also be indicated. A holder of Existing Debentures tendering Existing Debentures by book-entry transfer may instruct that Existing Debentures not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, certificates for Existing Debentures not exchanged will be returned by mail to the address of the signer of this Letter of Transmittal or, if the Existing Debentures not exchanged were tendered by book-entry transfer, such Existing Debentures will be returned by crediting the account indicated on page 3 above maintained at DTC. See Instruction 6.

      8. IRREGULARITIES.

      Tech Data will resolve, in its sole discretion, all questions regarding the form of documents, validity, eligibility, including time of receipt, and acceptance for exchange of any tendered Existing Debentures, which determination and interpretation of the terms and conditions of the exchange offer, including this Letter of Transmittal and the instructions hereto, will be final and binding on all parties. Tech Data reserves the absolute right, in its sole and absolute discretion, to reject any tenders determined to be in improper form or the acceptance of which, or exchange for which, may, in the view of counsel to Tech Data be unlawful. Tech Data also reserves the absolute right, subject to applicable law, to waive any of the conditions of the exchange offer set forth in the Prospectus under the caption "The Exchange Offer--Conditions for Completion of the Exchange Offer" or any condition or irregularity in any tender of Existing Debentures by any holder, whether or not it waives similar conditions or irregularities in the case of other holders. A tender of Existing Debentures is invalid until all defects and irregularities have been cured or waived. Neither Tech Data, any of its affiliates or assigns, the exchange agent nor any other person is under any obligation to give notice of any defects or irregularities in tenders nor will they be liable for failure to give any such notice.

      9. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

      Questions and requests for assistance may be directed to the exchange agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Letter of Transmittal, the notice of guaranteed delivery and Forms W-8 (as defined in Instruction 10) may be obtained from the exchange agent at the address and telephone/facsimile numbers indicated above, or from your broker, dealer, commercial bank, trust company or other nominee.

      10. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9; FORMS W-8.

      Under the United States federal income tax laws, interest paid to holders of New Debentures received pursuant to the exchange offer may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number ("TIN"), certifies that the number provided is correct and further certifies that such holder is a U.S. person (as defined for U.S. federal income tax purposes) and that such holder is not subject to backup withholding as a result of a failure to report all interest or dividend income. Each holder that wants to avoid backup withholding should provide the exchange agent with such holder's correct TIN (or certify that such holder is awaiting a TIN) and certify that such holder is not subject to backup withholding by completing Substitute Form W-9 below.

      Certain holders (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. Such statements may be obtained from the exchange agent. Exempt holders (other than foreign persons), while not required to file Substitute Form W-9, should file Substitute Form W-9 and write "exempt" on its face to avoid possible erroneous backup withholding. Foreign persons not subject to backup withholding should complete and submit to the exchange agent a Form W-8 BEN (Certificate of Foreign Status of Beneficial Owner For United States Tax Withholding), and/or other applicable Form(s) W-8 (and any other required certifications), instead of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

      If backup withholding applies, Tech Data may be required to withhold at the applicable rate on interest payments made to a holder of New Debentures. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated, like any other withheld amounts, as an advance payment of a tax liability, and a holder's U.S. federal income tax liability will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9

      To prevent backup withholding with respect to interest payments on the New Debentures, a holder should notify the exchange agent of its correct TIN by completing the Substitute Form W-9 below and certifying on Substitute Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, a holder is required to certify on Substitute Form W-9 that (i) it is exempt from backup withholding, or (ii) it is not subject to backup withholding due to Existing under reporting of interest or dividend income, or (iii) the Internal Revenue Service (the "IRS") has notified the holder that the holder is no longer subject to backup withholding.

What Number to Give the Exchange Agent

      To avoid backup withholding with respect to interest payments on the New Debentures, a holder is required to give the exchange agent the TIN of the registered holder of the New Debentures. If such registered holder is an individual, the TIN is the taxpayer's social security number. For most other entities, the TIN is the employer identification number. If the New Debentures are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Request for Taxpayer Identification Number and Certification on Substitute Form W-9 for additional guidelines on what number to report. If the exchange agent is provided with an incorrect TIN, the holder may be subject to a $50 penalty imposed by the IRS.

      11. WAIVER OF CONDITIONS.

      Tech Data reserves the absolute right to waive satisfaction of any or all conditions, completely or partially, enumerated in the Prospectus.

      12. NO CONDITIONAL TENDERS.

      No alternative, conditional or contingent tenders will be accepted. All tendering holders of Existing Debentures, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Existing Debentures for exchange.

      Neither Tech Data, the exchange agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Debentures nor shall any of them incur any liability for failure to give any such notice.

      13. MUTILATED, LOST, DESTROYED OR STOLEN CERTIFICATES.

      If any certificate(s) representing Existing Debentures have been mutilated, lost, destroyed or stolen, the holder should promptly notify the exchange agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

      14. TAXES.

      Except as provided below, holders who tender their Existing Debentures for exchange will be obligated to pay any applicable transfer taxes in connection therewith. Furthermore, if however, (i) New Debentures are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Existing Debentures tendered; (ii) tendered Existing Debentures are registered in the name of any person other than the person signing this Letter of Transmittal; or (iii) a transfer tax is imposed for any reason other than the exchange of Existing Debentures in connection with the exchange offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder or such other person. The exchange agent must receive satisfactory evidence of the payment of such taxes or exemption therefrom or the amount of such transfer taxes will be billed directly to the tendering holder.

      Except as provided in this Instruction 14, it is not necessary for transfer tax stamps to be affixed to the Existing Debentures specified in this Letter of Transmittal.

      15. INCORPORATION OF LETTER OF TRANSMITTAL.

      This Letter of Transmittal shall be deemed to be incorporated in any tender of Existing Debentures by any DTC participant effected through procedures established by DTC and, by virtue of such tender, such participant shall be deemed to have acknowledged and accepted this Letter of Transmittal on behalf of itself and the beneficial owners of any Existing Debentures so tendered.

REQUESTER'S NAME: J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

SUBSTITUTE FORM W-9                 Name: __________________________________________________________

                                    Please check the appropriate box:

                                    [ ] Individual/Sole Proprietor [ ] Corporation [ ] Partnership  [ ] Other

DEPARTMENT OF THE TREASURY          PART 1--PLEASE PROVIDE YOUR TIN IN          Social Security number or Employer
INTERNAL REVENUE SERVICE            THE BOX AT RIGHT AND CERTIFY BY                       identification number
PAYER'S  REQUEST FOR TAXPAYER       SIGNING AND DATING BELOW.                 _____________________________________
IDENTIFICATION NUMBER ("TIN")
                                    PART 2--Certification Under Penalties of Perjury, I certify that: (1)
                                    the number shown on this form is my correct Taxpayer Identification Number
                                    (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                                    Service ("IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S.
                                    person (as defined for United States federal income tax purposes).

                                    Certification Instructions--You must cross          PART 3 Awaiting TIN
                                    out item (2) in Part 2 above if you have
                                    been notified by the IRS that you are
                                    currently subject to backup withholding
                                    because of underreporting interest or
                                    dividends on your tax return. However, if
                                    after being notified by the IRS that you
                                    were subject to backup withholding, you
                                    received another notification from the IRS
                                    stating that you are no longer subject to
                                    backup withholding, do not cross out item (2).

SIGNATURE ___________________________________________________________ DATE__________________, 2004

NAME _______________________________________________________________________________________________

ADDRESS __________________ CITY _____________________ STATE _________________ ZIP CODE ______________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      ON A PORTION OF PAYMENTS MADE TO YOU, INCLUDING FUTURE INTEREST PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED "AWAITING TIN" IN
PART 3 OF THIS SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, a portion of all reportable payments may be withheld until I provide a certified taxpayer identification number.

Signature ________________________________     Date ______________________, 2004

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

        GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                               SUBSTITUTE FORM W-9

      Guidelines for Determining the Proper Identification Number to Give to the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:                                       Give the name and social
                                                                security number of--

1. Individual                                                   The Individual

2. Two or more individuals (joint account)                      The actual owner of the account or, if combined funds,
                                                                the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)    The minor(2)

4. a. The usual revocable savings trust account                 The grantor-trustee(1)
   (grantor is also trustee)

   b. So-called trust account that is not a legal or valid      The actual owner(1)
   trust under state law

5. Sole proprietorship                                          The owner(3)

For this type of account:                                       Give the name and employer identification
                                                                number of--

6. Sole proprietorship                                          The owner(3)

7. A valid trust, estate, or pension trust                      The legal entity(4)

8. Corporate                                                    The corporation

9. Association, club, religious, charitable, educational,       The organization
   or other tax-exempt organization

10. Partnership                                                 The partnership

11. A broker or registered nominee                              The broker or nominee

12. Account with the Department of Agriculture in the           The public entity
    name of a public entity (such as a state or local
    government, school district, or prison) that receives
    agricultural program payments

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)   Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

      NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

      If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX FORM or visiting the IRS's Internet website at www.irs.gov, and apply for a number.

      If you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number, sign and date the form, and return it to the payer. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the payer before you are subject to backup withholding. Other payments are subject to backup withholding without regard to the 60-day rule until you provide your taxpayer identification number.

      NOTE: Checking "Awaiting TIN" means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

      - An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

      - The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision, agency, or instrumentality of any one or more of the foregoing.

      - An international organization or any agency or instrumentality thereof.

      - A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

      -     A corporation.

      -     A financial institution.

      - A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

      -     A real estate investment trust.

      -     A common trust fund operated by a bank under Section 584(a).

      - An entity registered at all times during the tax year under the Investment Company Act of 1940.

      - A middleman known in the investment community as a nominee or custodian.

      - A futures commission merchant registered with the Commodity Futures Trading Commission.

      -     A foreign central bank of issue.

      -     A trust exempt from tax under Section 664 or described in Section
            4947.

Payments of interest generally exempt from backup withholding include:

      - Payments of interest on obligations issued by individuals. Note: You will be subject to information reporting if this interest is $600 or more and may be subject to backup withholding if you have not provided your correct taxpayer identification number to the payer.

      - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

      -     Payments described in Section 6049(b)(5) to nonresident aliens.

      -     Payments on tax-free covenant bonds under Section 1451.

      -     Payments made by certain foreign organizations.

      -     Mortgage or student loan interest paid to you.

      Certain payments, other than payments of interest, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the
regulations under those Sections.

      EXEMPT PAYEES DESCRIBED ABOVE MUST PROVIDE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

      PRIVACY ACT NOTICE--Section 6109 requires you to provide your correct taxpayer identification number to the payer, who must report the payments to the IRS. The IRS uses the numbers for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to the payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including times and/or imprisonment.

                   FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE

                THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

                          [GEORGESON SHAREHOLDER LOGO]
                    GEORGESON SHAREHOLDER COMMUNICATIONS INC.
                           17 STATE STREET, 10TH FLOOR
                               NEW YORK, NY 10004
              BANKS AND BROKERAGE FIRMS PLEASE CALL: (212) 440-9800
                    ALL OTHERS CALL TOLL-FREE: (866) 873-6991
                           E-MAIL: TECHDATA@GSCORP.COM